SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the                           [X]
                 Registrant

                 Filed by a                             [ ]
                 Party other than the
                 Registrant

Check the appropriate box:
[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[X]   Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter)

                             (IF YOU CHECKED "FILED BY
                             REGISTRANT ABOVE" DO NOT
                             FILL THIS IN: Name of
                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:


Client Services Script
[to be used with shareholders of funds with 9/15 meetings]

After purpose of shareholder's call has been addressed:
I SEE YOU HAVE SHARES IN [NAME OF FUND(S)], WHICH IS/ARE HOLDING A SHAREHOLDER MEETING ON WEDNESDAY, SEPT. 15. HAVE YOU VOTED YOUR
SHARES ALREADY?

If YES:  THANK YOU FOR VOTING.  WAS THERE ANYTHING ELSE YOU NEEDED
TODAY?  [end call]

If NO: MAY I CONNECT YOU WITH D.F. KING, FIDELITY'S PROXY SOLICITOR, WHO CAN TAKE YOUR VOTE OVER THE PHONE, OR WOULD YOU LIKE TO FAX YOUR PROXY?

Conference in retail proxy rep if shareholder has questions on proxy proposals.

If NO: OKAY. WAS THERE ANYTHING ELSE YOU NEEDED TODAY? [Thank shareholder and end call.]

If YES: (by phone): THANK YOU. PLEASE HOLD WHILE I TRANSFER YOUR CALL. [transfer call to D.F. King at 1-800-848-3155]

If YES:  (by fax):  TO VOTE BY FAX, PLEASE FAX BOTH SIDES OF YOUR
SIGNED PROXY CARD TO 1- 888-451-8683.  THANK YOU.  [end call]